SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
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                                   FORM 8-K
                                CURRENT REPORT
                                 July 5, 2000

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report: June 30, 2000



                           ALANCO TECHNOLOGIES, INC.
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            (Exact name of registrant as specified in its charter)




         Arizona                                            86-0220694
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     (State or other jurisdiction                        (I.R.S. Employer
     of incorporation or organization)                 Identification No.)




         15900 North 78th Street, Suite 101, Scottsdale, Arizona 85260
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       (Address of principal executive offices)               (Zip Code)




                                (480) 607-1010
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             (Registrant's telephone number, including area code)



ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS


     Effective June 1, 2000 the Company acquired all of the issued and outstanding capital stock of Excel Computer Corporation, a Texas corporation ("Excel"), from the former shareholders of Excel in exchange for 425,000 restricted shares of common stock of the Company, a $750,000 note and $250,000 in cash. The transaction closed on June 21, 2000.



Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a) THE FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. The financial statements of Excel Computer will be filed within 60 days after the date of this report.

     (b)  PRO FORMA FINANCIAL INFORMATION.  See (a) above

     (c) EXHIBITS.
                         1.  Agreement and Plan of Reorganization, dated as of
June 21, 2000, by and among the Company, Excel Computer Corporation, and the holders of the capital stock of Excel. (Exhibits and Schedules omitted).



DATE: July 5, 2000                         ALANCO TECHNOLOGIES, INC
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                                            (Registrant)



                                            /s/ John A. Carlson
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                                            John A. Carlson
                                            Chief Financial Officer